SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):        8/25/02


Residential Asset Mortgage Products, GMACM Mortgage PT Certs, Series 2002-J3 (Exact name of registrant as specified in its charter)


Delaware          			  333-42510            41-1955181
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


8400 Normandale Lake Blvd., Ste. 250
Minneapolis, MN                                     55437
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:
Item 5. Other Events

        On August 25, 2002 a scheduled distribution was made from the Trust to holders of the Certificates.  The Trustee has caused to be filed with
        the Commission, the Monthly Report dated         8/25/02
        The Monthly Report is filed pursuant to and in accordance with
        (1) numerous no-action letters (2) current Commission policy in the area.





        A.   Monthly Report Information
             See Exhibit No.1


        B.   Have and deficiencies occurred?  NO.
                    Date:
                    Amount:

        C.   Item 1: Legal Proceedings:  NONE

        D.   Item 2: Changes in Securities:   NONE

        E.   Item 4: Submission of Matters to a Vote of
             Certificateholders:  NONE

        F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
        Exhibit No.

   1.)      Monthly Distribution Report D        8/25/02


GMACM Mortgage Pass-Through Certificates
  Series 2002-J3

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date: August 25, 2002

DISTRIBUTION SUMMARY
Class	Orig Bal	Beg Balance	Int Dist
A-1	5,717,000.00	0.00		0.00
A-2	82,481,000.00	77,786,718.16	388,933.59
A-3	23,000,000.00	23,000,000.00	115,000.00
A-4	18,750,000.00	18,708,086.42	94,174.35
A-5	50,000,000.00	49,888,230.45	218,261.01
A-6	18,750,000.00	18,708,086.42	38,860.94
A-7	21,731,000.00	21,731,000.00	108,655.00
A-8	16,000,000.00	16,000,000.00	80,000.00
A-9	28,584,000.00	28,189,252.97	140,946.26
PO	246,657.62	242,980.84	0.00
IO	242,355,182.00	231,457,578.12	75,465.66
M-1	1,751,000.00	1,726,818.57	8,634.09
M-2	625,000.00	616,368.71	3,081.84
M-3	375,000.00	369,821.22	1,849.11
B-1	250,000.00	246,547.48	1,232.74
B-2	250,000.00	246,547.48	1,232.74
B-3	250,210.00	246,754.58	1,233.77
R-I	50.00		0.00		0.04
R-II	50.00		0.00		0.00
Total	250,010,967.62	238,999,126.88	1,277,561.14

Class	Prin Dist	PT Rate		End Bal
A-1	0.00		6		0.00
A-2	3,577,469.65	6		74,209,248.51
A-3	0.00		6		23,000,000.00
A-4	0.00		5.66312		17,432,603.35
A-5	3,401,288.19	5.25		46,486,942.27
A-6	1,275,483.07	2.33688		17,432,603.35
A-7	0.00		6		21,731,000.00
A-8	0.00		6		16,000,000.00
A-9	97,954.56	6		28,091,298.41
PO	885.68		0		242,095.16
IO	0.00		0.391254	223,119,929.52
M-1	6,000.51	6		1,720,818.06
M-2	2,141.81	6		614,226.89
M-3	1,285.09	6		368,536.14
B-1	856.73		6		245,690.76
B-2	856.73		6		245,690.76
B-3	857.45		6		245,897.14
R-I	0.00		6		0.00
R-II	0.00		6		0.00
Total	8,365,079.47 		 	230,634,047.45



Amounts Per 1000
Class	Cusip		Prin		Int		End Bal
A-1	36185NRW2	0		0		0
A-2	36185NRX0	43.37325743	4.715432533	899.7132493
Class	Cusip		Prin		Int		End Bal
A-3	36185NRY8	0		5		1000
A-4	36185NRZ5	0		5.022631745	929.7388453
A-5	36185NSA9	68.02576376	4.365220165	929.7388453
A-6	36185NSB7	68.02576376	2.072583253	929.7388453
A-7	36185NSC5	0		5		1000
A-8	36185NSD3	0		5		1000
A-9	36185NSE1	3.42690181	4.930949652	982.7630287
PO	36185NSF8	3.590733044	0		981.5028516
IO	36185NSG6	0		0.311384558	920.6319736
M-1	36185NSK7	3.42690181	4.930949652	982.7630287
M-2	36185NSL5	3.42690181	4.930949652	982.7630287
M-3	36185NSM3	3.42690181	4.930949652	982.7630287
B-1	36185NSR2	3.42690181	4.930949652	982.7630287
B-2	36185NSS0	3.42690181	4.930949652	982.7630287
B-3	36185NST8	3.42690181	4.930949652	982.7630287
R-I	36185NSH4	0		0.867208326	0
R-II	36185NSJ0	0		0		0
Total			33.45885002	5.110020381	922.4957195

Group 1
Cut-Off Date Balance						250,010,967.72
Beginning Aggregate Pool Stated Principal Balance		238,999,126.99
Ending Aggregate Pool Stated Principal Balance			230,634,047.54
Beginning Aggregate Certificate Stated Principal Balance	238,999,126.89
Ending Aggregate Certificate Stated Principal Balance		230,634,047.44
Beginning Aggregate Loan Count					582
Loans Paid Off or Otherwise Removed Pursuant to PSA		17
Ending Aggregate Loan Count					565
Beginning Weighted Average Loan Rate (WAC)			6.664556%
Ending Weighted Average Loan Rate (WAC)				6.658151%
Beginning Net Weighted Average Loan Rate			6.414556%
Ending Net Weighted Average Loan Rate				6.408151%
Weighted Average Maturity (WAM) (Months)			170
Servicer Advances						0
Aggregate Pool Prepayment					7,534,542.86
Pool Prepayment Rate						31.9138 CPR

Prepayment Compensation
Total Gross Prepayment Interest Shortfall			0.00
Compensation for Gross PPIS from Servicing Fees			0.00
Other Gross PPIS Compensation					0.00
Total Net PPIS (Non-Supported PPIS)				0.00

Master Servicing Fees Paid			133,572.13
Sub Servicing Fees Paid				0.00
Insurance Premium(s) Paid			0.00
Personal Mortgage Insurance Fees Paid		0.00
Other Fees Paid					0.00
Total Fees					133,572.13

Delinquency Information
Delinquency			30-59 Days  60-89 Days	  90+ Days    Totals
Scheduled Principal Balance	859,242.74  330,174.59 	  0.00	      1,189,417.33
Percentage of Total Pool Bal	0.372557%   0.143160%	  0.000000%   0.515716%
Number of Loans			2	    1		  0	      3
Percentage of Total Loans	0.353982%   0.176991%	  0.000000%   0.530973%

Foreclosure
Scheduled Principal Balance	0.00	    0.00	  0.00	      0.00
Percentage of Total Pool Bal	0.000000%   0.000000%	  0.000000%   0.000000%
Number of Loans			0.00	    0.00	  0.00	      0.00
Percentage of Total Loans	0.000000%   0.000000%	  0.000000%   0.000000%

Bankruptcy			30-59 Days  60-89 Days	  90+ Days    Totals
Scheduled Principal Balance	0.00	    0.00	  0.00	      0.00
Percentage of Total Pool Bal	0.000000%   0.000000%	  0.000000%   0.000000%
Number of Loans			0.00	    0.00	  0.00	      0.00
Percentage of Total Loans	0.000000%   0.000000%	  0.000000%   0.000000%

REO
Scheduled Principal Balance	0.00	    0.00	  0.00	      0.00
Percentage of Total Pool Bal	0.000000%   0.000000%	  0.000000%   0.000000%
Number of Loans			0.00	    0.00	  0.00	      0.00
Percentage of Total Loans	0.000000%   0.000000%	  0.000000%   0.000000%

Book Value of all REO Loans			0.00
Percentage of Total Pool Balance		0.000000%
Current Realized Losses				0.00
Additional Gains (Recoveries)/Losses		0.00
Total Realized Losses				0.00

Subordination/Credit Enhancement Information
Protection				Original	Current
Bankruptcy Loss				0.00		0.00
Bankruptcy Percentage			0.000000%	0.000000%
Credit/Fraud Loss			0.00		5,000,219.35
Credit/Fraud Loss Percentage		0.000000%	2.168032%
Special Hazard Loss			1,250,255.00	1,250,255.00
Special Hazard Loss Percentage		0.500080%	0.542095%

Credit Support		Original	Current
Class A			250,010,967.62	230,634,047.44
Class A Percentage	100.00%		100.00%


        SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GMACM Mortgage Pass-Through Certificates
  Series 2002-J3


                        By: /s/ Keith Richardson
                        Name:  Keith Richardson
                        Title:  Vice President
                        Bank One, NA